SUPER C GROUP, LLC

FINANCIAL STATEMENTS

WITH INDEPENDENT AUDITOR'S REPORT

DECEMBER 31, 2023

Cenko, Vendittelli, Haynes, & Tokarz, P.L.C.

Certified Public Accountants
Troy, Michigan 48098

TABLE OF CONTENTS

Cenko, Vendittelli, Haynes, & Tokarz, P.L.C.

Certified Public Accountants

5700 Crooks Rd., Suite 207
Troy, Michigan 48098

Phone (248)649-7628
Fax (248)480-0802

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
Super C Group
Bloomfield Hills, Michigan

Opinion

We have audited the accompanying financial statements of Super C Group (the "Company") which comprise the balance sheet as of December 31, 2023, and the related statements of operations, member's equity, and cash flows for the year then ended, and the related notes to the financial statements.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Super C Group as of December 31, 2023, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of Trion Solutions, Inc. and Subsidiaries and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Trion Solutions, Inc. and Subsidiaries ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Auditor's Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists.

The risk of not detecting a material misstatement resulting from fraud is higher than one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements, including omissions, are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with generally accepted auditing standards, we:

- Exercise professional judgment and maintain professional skepticism throughout the audit.
- Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
- Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Super C Group internal control. Accordingly, no such opinion is expressed.
- Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
- Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about Super C Group's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Cenko, Verdichelli, Haynes & Tokarz, PLC.

Troy, Michigan
February 27, 2025

SUPER C GROUP, LLC

BALANCE SHEET

December 31, 2023

(SEE INDEPENDENT AUDITOR'S REPORT)

ASSETS

CURRENT ASSETS		
Cash and cash equivalents	$	5,974,569
Accounts receivable, net of allowance		29,577
Inventory		1,875,403
Prepaid expenses and other current assets		1,239,200
Total current assets		9,118,749
PROPERTY AND EQUIPMENT - Net		8,217,816
GOODWILL - Net		4,303,673
INTANGIBLE ASSETS - Net		1,267,997
RIGHT-OF-USE ASSETS-LEASES		33,478,271
OTHER ASSETS - Deposits		70,986
TOTAL ASSETS	$	56,457,492

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES		
Accounts payable	$	1,347,796
Current portion of lease liabilities		8,066,518
Accrued expenses and other current liabilities:		
Accrued compensation		553,062
Accrued interest		44,514
Restructuring reserve		451,460
Other accrued liabilities		900,260
Total current liabilities		11,363,610
LONG-TERM LIABILITIES		
Long-term debt-bank		8,716,365
Long-term lease liabilities, net of current portion		26,625,893
TOTAL LIABILITIES		46,705,868
MEMBERS' EQUITY		9,751,624
TOTAL LIABILITIES AND MEMBERS' EQUITY	$	56,457,492

SUPER C GROUP, LLC

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECMBER 31, 2023
(SEE INDEPENDENT AUDITOR'S REPORT)

NET SALES	$	88,649,774
COST OF SALES		(6,241,424)
OPERATING EXPENSE		
Amortization expense		(1,022,513)
General and administrative expenses		(18,482,592)
Payroll expenses		(50,368,295)
Lease expenses		(12,082,968)
Total operating expense		(81,956,368)
OPERATING INCOME		451,982
NONOPERATING INCOME (EXPENSE)		
Interest income		1,224,045
Loss on disposal of asset		(129,190)
Interest expense		(1,064,654)
Impairment		(433,913)
Total nonoperating (expense)		(403,712)
NET INCOME	$	48,270

SUPER C GROUP, LLC

STATEMENT OF MEMBER'S EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2023
(SEE INDEPENDENT AUDITOR'S REPORT)

BALANCE-January 1,2023	$ 11,315,054
DISTRIBUTIONS	(1,611,700)
NET INCOME	48,270
BALANCE-December 31,2023	$ 9,751,624

SUPER C GROUP, LLC

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2023
(SEE INDEPENDENT INDEPENDENT AUDITOR'S REPORT)

CASH FLOWS (USED IN) PROVIDED BY OPERATING ACTIVITIES		
Net income	$	48,270
Adjustments to reconcile net income to net cash from operating activities		
Depreciation and amortization		3,041,728
Interest expense related to amortization of debt issuance costs		145,235
Bad debt expense		19,226
Loss on disposal of assets		129,190
Impairment charges		462,283
Changes in operating assets and liabilities that provided (used) cash		
ROU assets		9,234,108
Accounts receivable		51,742
Tax credit refund receivable		17,285,538
Inventory		411,239
Prepaid expense and other assets		35,977
Deposits		(3,625)
Accounts payable		497,102
Lease liabilities		(8,454,717)
Accrued and other liabilities		(839,964)
Net cash provided by operating activities		22,063,332
CASH FLOWS (USED IN) PROVIDED BY INVESTING ACTIVITIES		
Proceeds from disposition of assets		56,798
Payments for capitalizable leasehold improvements not yet completed		(157,566)
Purchase of property and equipment-net		(1,768,671)
Net cash (used in) investing activities		(1,869,439)
CASH FLOWS (USED IN) FINANCING ACTIVITIES		
Distributions		(1,611,700)
Repayments of term note payable		(20,863,765)
Net cash (used in) financing activities		(22,475,465)
NET (DECREASE) IN CASH		(2,281,572)
CASH AT BEGINNING OF THE YEAR	$	8,256,141
CASH AT END OF THE YEAR	$	5,974,569
CASH ACTIVITIES - Cash paid for interest	$	906,562

SUPER C GROUP, LLC

NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2023

NOTE 1 – NATURE OF BUSINESS

Super C Group, LLC (the "Company") is a franchisee of the Regis Corporation (the "Franchisor") and operates approximately 331 hair salons primarily in the Michigan, Ohio, and Pennsylvania markets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. The Company has elected to adopt certain accounting alternatives for private companies developed by the Private Company Council, including the alternatives for accounting for goodwill and intangible assets acquired in business combinations.

Adoption of FSAB ASC 326-Financial Instruments-Credit Losses

FASB ASC 326 was adopted effective January 1, 2023, whereas accounts receivable represents amounts due from the Franchisor for rent, utilities and software. Accounts receivables are reported net of an allowance for doubtful accounts. Management's estimate of the allowance is based on historical collection experience and a review of the current loss model to the expected loss model. Bad debt expense was $19,226 for the year ended December 31, 2023. The Company analyzed collectability of receivables at December 31, 2023 and determined that some over-paid rents were unlikely to be returned; accordingly an allowance for doubtful accounts was recorded. The balance of accounts receivable at December 31, 2023 and 2022, net of allowances of $27,274 and $7,362, were $55,966 and $107,906. The impact of the adoption was not considered material to the financial statements.

Inventory

Inventories consist of shampoo, conditioner, hair care tools, and various other hair care and beauty products available for sale to salon customers and are stated at the lower of cost or net realizable value, with cost determined using a weighted average. New receipts are recorded at their actual costs.

The Company purchases all inventory and supplies from the Franchisor or designated vendors.

Property and Equipment

Property and equipment are recorded at cost. The straight-line method is used for computing depreciation and amortization. Assets are depreciated over their estimated useful lives. The cost of leasehold improvements is depreciated (amortized) over the lesser of the length of the related leases or the estimated useful lives of the assets. Costs of maintenance and repairs are charged to expense when incurred. Property and equipment are reviewed for potential impairment whenever events or circumstances indicate that carrying amounts may not be recoverable. For the year ended December 31, 2023, $77,248 was the net effect of the impairment charge to property and equipment.

Goodwill

The recorded amounts of goodwill from the business combination are based on management's best estimates of the fair values of assets acquired and liabilities assumed at the date of acquisition.

SUPER C GROUP, LLC

NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2023

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The Company has elected to apply the private company accounting alternative for goodwill developed by the Private Company Council. Under the accounting alternative, goodwill is amortized on a straight-line basis over a 10-year period. Additionally, goodwill is assessed for potential impairment if events occur, or circumstances change that indicate the fair value of the Company may be less than its carrying value. The Company has elected to test goodwill for impairment at the entity wide level.

The Company has also elected to apply the private company accounting alternative for intangible assets acquired in business combinations developed by the Private Company Council. Under the accounting alternative, certain acquired customer-related intangible assets are not separately recognized apart from goodwill.

Impairment charge of $332,608 was recognized during the year ended December 31, 2023, representing an adjustment to Goodwill due to store closings.

Franchise Rights

Acquired intangible assets subject to amortization, including franchise rights, are stated at cost or, if acquired as part of a business acquisition, at acquisition-date fair values and are amortized using the straight-line method over the term of the related franchise agreements, which is generally 10 years. Intangible assets that are subject to amortization are reviewed for potential impairment whenever events or circumstances indicate that carrying amounts may not be recoverable. For the year ended December 31, 2023, $24,057 was recognized as impairment resulting from store closings.

Debt Issuance Costs

Debt issuance costs were incurred by the Company in connection with obtaining the debt disclosed in Note 6. These costs ($290,988) are recorded as a reduction in the recorded balance of the outstanding debt. The costs are amortized over the term of the related debt and reported as a component of interest expense, $145,235 for the year ended December 31, 2023.

Revenue Recognition

The Company has two different revenue streams relating to hair salon services provided and the sale of hair care products. Revenue from hair salon services for December 31, 2023, was $81,751,751. Revenue from product sales for December 31, 2023, was $6,898,021. With the exception of gift cards, all sales to customers, whether related to services or product sales, are recognized at the point of sale, at which time the performance obligation has been fulfilled and payment is received.

The Company offers customers the opportunity to purchase gift cards. At the time of the purchase of the gift card by the customer, the Company records the cash received as a liability. The Company maintains the gift card program from gift card sales at company salons; however, gift cards can be used at other franchisee locations that may not be operated by the Company. When a customer uses a gift card purchased from the Company to pay for a product or salon services, the Company records the revenue from the sale and reduces the liability.

SUPER C GROUP, LLC

NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2023

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

When a customer uses a gift card purchased from another franchisee to pay for a product or salon services, the Company records the revenue and a corresponding receivable.

When a customer uses a gift card purchased from the Company at another franchisee location, the Company reduces cash and remits funds to the franchisee. The receivables and payables between franchisees are tracked by the Franchisor and settled on a regular basis.

For the year ended December 31, 2023, the beginning and ending balances of the Company's contract liabilities from gift cards were $644,980 and $518,525, respectively.

Sales Tax

Sales tax collected and remitted to state governments is not included in net sales in the Company's statement of operations.

Advertising Expense

The Company expenses advertising costs during the year in which the costs are incurred. Advertising expense for December 31, 2023, was $1,938,243.

Income Taxes

The Company is treated as a partnership for federal income tax purposes. Consequently, federal income taxes are not payable or provided for by the Company. Members are taxed individually on their pro rata ownership share of the Company's earnings. The Company's net income or loss is allocated among the members in accordance with the Company's operating agreement. Accordingly, the financial statements do not reflect a provision for federal income taxes.

The state of Michigan enacted PA 135 of 2021 on December 20, 2021, This act amends the Income Tax Act to create a flow-through entity tax in Michigan. Generally, the flow-through entity tax allows certain flow-through entities to elect to file a return and pay tax on income in Michigan and allows members or owners of that entity to claim a refundable tax credit equal to the tax previously paid on that income. As enacted, this tax is retroactive to tax years beginning on or after January 1, 2021, for flow-through entities that make a valid election. The Company made an election for 2022. The election is binding for three years; accordingly, the Company will also file a tax return and pay the applicable tax for the years ending December 31, 2023 and 2024.

Similarly, the state of Maryland enacted bill 523 on May 8, 2020. This bill amended TG 10-102.1 to create a pass-through entity tax in Maryland. Generally, the pass-through entity tax allows certain pass-through entities to elect to file a return and pay tax on income in Maryland and allows members or owners of that entity to claim a refundable tax credit equal to the tax previously paid on that income. As enacted, this tax is retroactive to tax years beginning on or after January 1, 2020, for pass-through entities that make a valid election. The Company made an election for 2021. The election must be filed annually.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Adoption of FASB ASC 842– Leases

Effective January 1, 2022 the Company adopted FASB ASC 842, *Leases*. The Company determines if an arrangement contains a lease at inception based on whether the Company has the right to control the asset during the period and other facts and circumstances. The Company elected the package of practical expedients permitted under the transition guidance within the new standard, which among other things, allowed it to carry forward the historical lease classification.

Restructuring and Asset Impairment Charges

The Company reviews the recoverability of long-lived assets, including property and equipment and intangible assets, when events or changes in circumstances occur that indicate the carrying value of the asset may not be recoverable. The assessment of possible impairment is based on the ability to recover the carrying value of the asset from the expected future pretax cash flows (undiscounted and without interest charges) of the related operations. If these cash flows are less than the carrying value of such asset, an impairment loss is recognized for the difference between estimated fair value and carrying value. The measurement of impairment requires management to make estimates of these cash flows related to long-lived assets, as well as other fair value determinations. The Company completed a store review that identified stores whose carrying amounts are not recoverable. As a result of this review the Company increased its impairment reserve by $250,852 during the year ended December 31, 2023 to $451,460 at December 31,2023.

Subsequent Events

The financial statements and related disclosures include evaluation of events up through and including February 27, 2025, which is the date the financial statements were available to be issued.

NOTE 3 – TAX CREDIT REFUND RECEIVABLE

Under the provisions of the Coronavirus Aid, Relief, and Economic Security Act (the "CARES Act") signed into law on March 27, 2020, and the subsequent extension of the CARES Act, the Company was eligible for refundable employee retention credits subject to certain criteria. As of December 31, 2023, the Company received the remaining refund totaling approximately $17,286,000, generating interest income of approximately $1,198,000.

NOTE 4 – FIXED ASSETS

Property and equipment are summarized as follows:

	Amount	Depreciable Life - Years
Equipment and computers	$ 1,866,671	7
Furniture and fixtures	4,985,820	5
Signage	2,839,260	10
Leasehold Improvements	6,577,102	10
Construction in progress	157,567	
Total cost	16,426,420	
Accumulated depreciation	(7,644,738)	
Fixed asset impairment	(563,866)	
Net property and equipment	$ 8,217,816	

Depreciation expense for the year ended December 31, 2023 was $2,019,215.

NOTE 5 – INTANGIBLE ASSETS AND GOODWILL

Intangible assets of the Company at December 31, 2023 are summarized as follows:

	Gross Carrying Amount	Accumulated Amortization
Amortized intangible assets:		
Franchise rights	$ 2,074,000	$ 935,393
Above-and below-market leases	218,000	88,610
Total amortized intangible assets	$ 2,292,000	$ 1,024,003

Amortization expense for intangible assets for the year ended December 31, 2023 was $249,800.

Estimated amortization expense for the years ending December 31 is as follows:

Years Ending	Amount
2024	$ 249,800
2025	249,800
2026	249,800
2027	249,800
2028	249,800
Thereafter	18,997
Total	$ 1,267,997

SUPER C GROUP, LLC

NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2023

NOTE 5 - INTANGIBLE ASSETS AND GOODWILL - CONTINUED

	Gross Carrying Amount	Accumulated Amortization
Amortized intangible assets:		
Goodwill	$ 8,084,215	$ 3,780,542

Amortized expense for goodwill totaled $772,713 for the year ended December 31, 2023

Estimated amortization expense for the years ending December 31 is as follows:

Years Ending	Amount
2024	$ 772,713
2025	772,713
2026	772,713
2027	772,713
2028	772,713
Thereafter	404,108
Total	$ 4,303,673

NOTE 6 – LONG-TERM DEBT

Long-term debt at December 31 is as follows:

Note payable to a lender with interest at LIBOR plus 3 percent (an approximate rate of 7.0 percent as of December 31,2023). The note is collateralized by substantially all assets of the Company and is due on November 10, 2025	$ 9,007,353
Less unamortized debt issuance costs	(290,988)
Log-term debt less unamortized debt issuance costs	$ 8,716,365

The balance of the above debt (excluding unamortized debt issuance) matures as follows:

Years Ending	Amount
2024	$ -
2025	9,007,353
Total	$ 9,007,353

Interest expense for the year ended December 31, 2023, was $1,064,654. This note was paid in full on December 19,2024-see Note 10.

Under the agreement with the third-party lender, the Company is subject to various financial covenants, including a senior net leverage ratio, fixed-charge ratio, and capital expenditure limit.

NOTE 7 - COMMITMENTS

As disclosed in Note 2, the Company adopted FASB ASC 842 *Leases* effective January 1, 2022. The Company has elected to apply the short-term lease exception to any leases with a term of one year or less and accordingly any such leases are not recorded on the balance sheet. Lease expense is recognized on a straight-line basis over the lease term. As of December 31, 2023 the right-of-use (ROU) assets had a balance of $33,478,271; the corresponding lease liabilities had a balance of $8,066,518 current and $26,625,893 non-current. All leases are classified as operating. The lease assets and liabilities were calculated utilizing a risk-free discount rate, depending on the remaining lease term, according to the Company's elected policy.

The following summarizes the weighted average remaining lease term and discount rate as of December 31, 2023

	Operating
Weighted Average Discount Rate	1.7%
Weighted Average Remaining Lease Term	6.1

The maturities of lease liabilities as of December 31, 2023 were as follows:

	Operating
2024	$ 8,642,560
2025	7,261,762
2026	5,895,341
2027	4,912,183
2028	3,908,409
Thereafter	6,056,826
Less: Interest expense	(1,984,670)
	$ 34,692,411

Operating Lease Obligations/Related Party

The Company is obligated under operating leases primarily for salons, expiring at various dates through 2032. The leases require the Company to pay taxes, insurance, utilities, and maintenance costs.

The Company leases office space from a company owned by two members. The lease requires a monthly payment of $8,382 and expires in 2024. The lease requires the Company to pay taxes, insurance, utilities, and maintenance costs.

Total lease expense and variable lease payments, under these agreements for the year ended December 31, 2023, were $9,490,612 and $2,592,356, respectively, and are classified with operating expenses.

NOTE 8 – RETIREMENT PLANS

The Company sponsors a 401(k) plan for employees who meet the eligibility requirements set forth in the plan document. Substantially all of the Company's full-time employees are covered under the plan. The plan provides for the Company to make a discretionary matching contribution. There were no contributions in the year ended December 31, 2023.

NOTE 9 – CONCENTRATIONS

Cash

At any time, cash balances may be in excess of the Federal Deposit Insurance Corporation (FDIC) limits. The Company maintains cash balances at high quality financial institutions. Accounts at each institution are insured up to $250,000. The Company does not believe there is any risk with respect to these deposits.

NOTE 10-SALE OF SUPER C GROUP, LLC

On December 19, 2024, Regis Corporation purchased the membership interest of ASG Holdings, LLC the sole member and manager of Super C Group, LLC d/b/a Alline Salon Group (a Michigan limited liability company) for $19,000,000 in cash plus $3,000,000 in the stock of Regis Corporation less the closing payments/consideration as described in section 1.2 of the executed membership interest purchase agreement.